UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 24, 2022, executives of Aspen University, Inc. ("Aspen University"), a wholly-owned subsidiary of Aspen Group, Inc. (“AGI”), are appearing before the Arizona State Board for Private Postsecondary Education (“AZ Education Board”).

In response to a request from the AZ Education Board, Mr. Michael Mathews, Chief Executive Officer of AGI intends to disclose the following information in addition to discussing public information.

From an income statement perspective, AGI reported a net income loss of $3.7 million, or approximately 10%, for the first six months of the 2022 fiscal year. This compares favorably to the same six-month period in the 2021 fiscal year, when Aspen Group reported a loss of approximately 17%. Aspen Group’s corporate expenses currently are approximately $20 million per annum, which includes public company staff, legal, accounting, stock compensation, insurance, technology support and other expenses. AGI is forecasting a net loss for the next 12 months (which is our fiscal 2023) pursuant to our expected investments, followed by approximately breakeven net income in the following fiscal year.

Importantly, these forecasts assume Aspen University will not have any new cohorts of BSN pre-licensure students in Phoenix over the next 12 months. It voluntarily suspended the formation of new cohorts immediately after receiving guidance from the Arizona State Board of Nursing at its January 28, 2022 meeting. The revenue growth plan for AGI in the upcoming fiscal year was originally 17% or $13 million of growth, but with the voluntary suspension of new pre-licensure cohorts in Phoenix, AGI still expects to grow in the range of 9% or approximately $7 million because we operate another university and have other locations.

The information in Item 7.01 of this report is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith

104	Cover Page Interactive Data File -- the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: February 24, 2022	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer